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                                                                    EXHIBIT 32.1

                            OFFICERS' CERTIFICATIONS

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arden Realty Limited Partnership (the "Partnership"), hereby certifies, to such officer's knowledge, that:

      (i) the accompanying quarterly report on Form 10-Q of the Partnership for the period ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: August 10, 2004                           By:  /s/  Richard S. Ziman
                                                     ---------------------------
                                                     Richard S. Ziman
                                                     Chairman of the Board and
                                                     Chief Executive Officer
                                                     Arden Realty, Inc.

A signed original of this written statement required by Section 906 has been provided to the Partnership and will be retained by the Partnership and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arden Realty Limited Partnership (the "Partnership"), hereby certifies, to such officer's knowledge, that:

      (i) the accompanying quarterly report on Form 10-Q of the Partnership for the period ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: August 10, 2004                          By: /s/  Richard S. Davis
                                                   -----------------------------
                                                   Richard S. Davis
                                                   Senior Vice President and
                                                   Chief Financial Officer
                                                   Arden Realty, Inc.

A signed original of this written statement required by Section 906 has been provided to the Partnership and will be retained by the Partnership and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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                    CERTIFICATION OF CHIEF OPERATING OFFICER

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arden Realty Limited Partnership (the "Partnership"), hereby certifies, to such officer's knowledge, that:

      (i) the accompanying quarterly report on Form 10-Q of the Partnership for the period ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: August 10, 2004                              By: /s/ Victor J. Coleman
                                                       -------------------------
                                                       Victor J. Coleman
                                                       President and
                                                       Chief Operating Officer
                                                       Arden Realty, Inc.

A signed original of this written statement required by Section 906 has been provided to the Partnership and will be retained by the Partnership and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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                    CERTIFICATION OF EXECUTIVE VICE PRESIDENT

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arden Realty Limited Partnership (the "Partnership"), hereby certifies, to such officer's knowledge, that:

      (i) the accompanying quarterly report on Form 10-Q of the Partnership for the period ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: August 10, 2004                   By: /s/  Andrew J. Sobel
                                            ------------------------------------
                                            Andrew J. Sobel
                                            Executive Vice President,
                                            Strategic Planning and Operations
                                            Arden Realty, Inc.

A signed original of this written statement required by Section 906 has been provided to the Partnership and will be retained by the Partnership and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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                     CERTIFICATION OF SENIOR VICE PRESIDENT

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arden Realty Limited Partnership. (the "Partnership"), hereby certifies, to such officer's knowledge, that:

      (i) the accompanying quarterly report on Form 10-Q of the Partnership for the period ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: August 10, 2004                      By: /s/  Robert C. Peddicord
                                               ---------------------------------
                                               Robert C. Peddicord
                                               Senior Vice President,
                                               Leasing and Property Operations
                                               Arden Realty, Inc.

A signed original of this written statement required by Section 906 has been provided to the Partnership and will be retained by the Partnership and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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                        CERTIFICATION OF GENERAL COUNSEL

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arden Realty Limited Partnership (the "Partnership"), hereby certifies, to such officer's knowledge, that:

      (i) the accompanying quarterly report on Form 10-Q of the Partnership for the period ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: August 10, 2004                           By: /s/  David A. Swartz
                                                    ----------------------------
                                                    David A. Swartz
                                                    General Counsel and
                                                    Secretary
                                                    Arden Realty, Inc.

A signed original of this written statement required by Section 906 has been provided to the Partnership and will be retained by the Partnership and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.